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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 5, 2006

                Date of Report (Date of earliest event reported)

                         DIGITAL IMAGING RESOURCES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-10176                 22-2306487
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

                               355 Madison Avenue
                              Morristown, NJ 07960
                    (Address of principal executive offices)
                                 (973) 538-4177
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 5, 2006, Digital Imaging Resources, Inc., a Delaware corporation ("DGIR"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Vianet Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of DGIR ("Merger Sub"), and Vianet Direct, Inc., a Delaware corporation ("Vianet"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into Vianet and Vianet will become a wholly-owned subsidiary of DGIR.

     Under the terms of the Merger Agreement, each share of common stock of Vianet outstanding at the time of the merger will be converted into 0.05 shares of DGIR's newly designated Series A Convertible Preferred Stock. Each outstanding warrant and option to purchase shares of Vianet common stock that is outstanding on the closing date of the merger will be assumed by DGIR and will become a warrant or option to purchase 0.05 shares of DGIR Series A Convertible Preferred Stock at an exercise price equal to the exercise price of the warrant or option at the effective time of the merger divided by 0.05.

     DGIR's newly designated Series A Convertible Preferred Stock will not have any liquidation preference or dividend rights ahead of the holders of DGIR's common stock. In all matters submitted to a vote of DGIR's stockholders, each share of DGIR Series A Convertible Preferred Stock will be entitled to the number of votes equal to the number of whole shares of DGIR common stock into which it can be converted. Subsequent to the date on which DGIR's stockholders have approved amendments to its certificate of incorporation to increase its authorized capital stock to at least 100 million shares, each share of Series A Convertible Preferred Stock is convertible into 65.795 shares of DGIR common stock (i) at any time at the option of DGIR and (ii) at any time after the second anniversary of the closing date of the merger at the option of the holder of such shares. This conversion ratio will be adjusted on the closing date of the merger to ensure that at the effective time of the merger, the Series A Convertible Preferred Stock will be convertible into an aggregate of 84% of the DGIR common stock on a fully diluted basis. Accordingly, subsequent to the closing of the merger, the existing stockholders of DGIR will retain ownership of 16% of the DGIR common stock on a fully diluted basis.

     Under the Merger Agreement, DGIR and Vianet have made customary representations, warranties and covenants. The merger is subject to closing conditions, including shareholder approval by holders of Vianet's common stock, and the performance of covenants by each party. DGIR has agreed to have its stockholders place at least 1.0 million shares of DGIR common stock into an escrow account for a period of one year after the closing date of the merger in order to secure the performance of DGIR's indemnification obligations under the Merger Agreement. In addition, DGIR has agreed to have its stockholders agree to restrict all sales or transfers of approximately 5.6 million shares of its common stock for a period of one year after the closing date of the merger pursuant to customary lock-up agreement terms and conditions.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement that is filed as Exhibit 2.1 hereto and is incorporated herein

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by reference. Further details regarding the merger are contained in a joint press release issued by DGIR and Vianet on June 6, 2006, which is attached to this Current Report on Form 8-K as Exhibit 99.1. This joint press release is incorporated into this Item 1.01 by reference.

     Subsequent to the merger, Vianet will be a wholly owned subsidiary of DGIR. On the closing date of the merger, DGIR's existing directors and officers will resign and Vianet's existing directors will be appointed to the board of directors of DGIR and James J. Wilent, Vianet's existing chief executive officer, will be appointed as president and chief executive officer of DGIR. The terms and conditions of Mr. Wilent's employment with DGIR have not yet been determined.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

     This document contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as "believes," " expects," "anticipates," "intends," "will," "may," "should," or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, the ability of Vianet to obtain stockholder approval of the merger; the possibility that the merger will not close or that the closing will be delayed; the challenges and costs of commencing the operations and hiring the personnel of Vianet; reaction of the public to the services that will be offered by Vianet; competitive factors, including pricing pressures; and other events and factors disclosed previously and from time to time in DGIR's filings with the Securities and Exchange Commission, including DGIR's Annual Report on Form 10-KSB for the year ended September 30, 2005 andDGIR's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006. Except for DGIR's ongoing obligations to disclose material information under the federal securities laws, DGIR and Vianet disclaim any obligation to update any forward-looking statements after the date of this document.

     This document is not an offer to sell shares of DGIR securities which may be issued in the proposed merger.

ITEM 7.01 REGULATION FD DISCLOSURE

     On June 6, 2006, DGIR and Vianet issued a joint press release which is attached hereto as Exhibit 99.1.

     The information in this Item 7.01 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of DGIR, except as shall be expressly set forth by specific reference in such document.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (c)    Exhibits

    2.1* Agreement and Plan of Merger by and among Vianet Direct, Inc., Digital Imaging Resources, Inc. and Vianet Acquisition, Inc. dated as of June 5, 2006.

    99.1   Press release dated June 6, 2006.


    * The schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-B promulgated by the Securities and Exchange Commission. The omitted schedules from this filing will be provided upon request.























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2006                   DIGITAL IMAGING RESOURCES , INC.

                                     By: /s/ Theodore M. Swartwood
                                         -----------------------------------
                                         Theodore M. Swartwood
                                         President and Chief Executive Officer


























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TABLE OF CONTENTS
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                                  EXHIBIT INDEX

     2.1* Agreement and Plan of Merger by and among Vianet Direct, Inc., Digital Imaging Resources, Inc. and Vianet Acquisition, Inc. dated as of June 5, 2006.

    99.1       Press release dated June 6, 2006.

    * The schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-B promulgated by the Securities and Exchange Commission. The omitted schedules from this filing will be provided upon request.